GABELLI INTERNATIONAL GROWTH FUND, INC.


SEMI ANNUAL REPORT - JUNE 30, 1997




                                                                 [PHOTO OMITTED]

                                                                  CAESAR BRYAN

TO OUR SHAREHOLDERS:

      For the second quarter ended June 30, 1997, the Gabelli International Growth Fund's total return was 8.6%. The Lipper Analytical Services International Fund Index and Morgan Stanley EAFE Index of international markets had returns of 11.0% and 12.5%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund is up 9.3% year-to-date. The Lipper International Fund Index and Morgan Stanley EAFE Index rose 12.5% and 10.4%, respectively, over the same six month period. Since inception on June 30, 1995 through June 30, 1997, the Fund has a total return of 46.7%, which equates to an average annual return of 21.1%.

      Nearly all international equity markets performed strongly during the second quarter of 1997 due to falling interest rates and following the lead of Wall Street. For the second consecutive quarter, the strength of the U.S. dollar compared to overseas currencies limited the returns from international markets when translated back to U.S. dollars. For example, at the end of March 1997, the dollar-deutschemark exchange rate was 1.67%, but by the end of June, the dollar had appreciated to 1.75%. This represents a rise of almost 5.0%. Despite the strength in the dollar, nearly all the developed international equity markets posted positive returns for the second quarter. The only exceptions were Australia and Singapore.


INVESTMENT RESULTS (a)
---------------------------------------------------------------------------------------------------------------------------
                                                                   QUARTER
                                                    --------------------------------------
                                                    1ST         2ND         3RD        4TH           YEAR
                                                    ---         ---         ---        ---           ----
  1997:   Net Asset Value                         $13.51      $14.67         --         --             --
          Total Return                              0.7%        8.6%         --         --             --
---------------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value                         $11.71      $12.55     $12.53       $13.42         $13.42
          Total Return                              6.6%        7.2%      (0.2)%        7.1%          22.2%
---------------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value                             --         --      $10.57       $10.98         $10.98
          Total Return                                --         --        5.7%(b)      3.9%           9.8%(b)
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS - JUNE 30, 1997 (a)
------------------------------------------

1 Year .................................      16.9%
Life of Fund (b) .......................      21.1%

--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From commencement of operations on June 30, 1995.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

      The best performing international market was Japan, which rose by 23.8% during the quarter under review, due largely to a sharp rebound in financial stocks that were quite depressed. For the first six months of the year, the Japanese market appreciated by a more modest 8.0%. Otherwise, in Southeast Asia, the Hong Kong market rose by 21.3% in anticipation of a successful hand-over of the territory from Britain to China that occurred at the end of June.

      Among the European stock markets, the best performing were Spain, which appreciated by 22.4% and Switzerland, which rose 17.8%. The largest European equity markets, namely the United Kingdom, Germany and France, appreciated by 5.5%, 5.7% and 3.2%, respectively. As usual, the emerging markets provided mixed performances. The Morgan Stanley Capital International Emerging Markets Index was up 7.7%, but this masked a very different performance from Southeast Asia and Latin America. The Southeast Asian markets in aggregate actually declined in value during the quarter, while the Latin American emerging markets rose approximately 20.0%, with Brazil's 25.0% increase being the star performer.


OUR APPROACH

      We purchase attractively valued companies which we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.


[THE FOLLOWING REPRESENTS A PIE CHART IN THE PRINTED DOUCUMENT]

                     EUROPE                66.4%
                     SOUTHEAST ASIA        16.3%
                     JAPAN                 10.0%
                     OTHER                  3.8%
                     CASH                   2.0%
                     CANADA                 1.5%


INTERNATIONAL ALLOCATION

      The chart to the right presents the Fund's holdings by geographic region as of June 30, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

PORTFOLIO STRUCTURE

      Europe remains the largest geographic weighting in the portfolio by a sizable amount. We continue to find attractively valued investments, particularly many mid-sized companies that have been overlooked in the current liquidity driven market. Most of the Fund's Southeast Asian investments are limited to Australia and Hong Kong. Later in the year we expect to increase the portfolio's exposure to other Southeast Asian markets such as Thailand and Indonesia.

MARKET OUTLOOK

      Just when investors thought that the investment environment could not get any better, it did. The already low rate of inflation continues to decline. Even the higher inflation countries in Europe, such as Spain and Italy, now enjoy rates of inflation near 2%. This apparent lack of inflation allowed long-term interest rates to fall, which helped propel stock prices higher.

      Among the major economies, the U.S. bond market performed best because of its higher nominal yields. The ten year Government bond rallied by 40 basis points to yield 6.5% by the end of June. This, combined with continued strong corporate earnings in the U.S. and powerful flows into mutual funds, resulted in a gain of 17.5% for the Standard & Poor's (S&P) 500 for the second quarter. The German 10 year Government bond yield, by comparison, fell by only 20 basis points to 5.72% at the end of June.

      Mainland European economies received a shot in the arm from the recent strength of the U.S. dollar, which improved Europe's export competitiveness. In the current economic environment, currency weakness does not translate into higher inflation, which is contrary to traditional economic theory. European equity markets, particularly the large capitalization stocks, have benefited greatly from currency weakness, improving corporate performance and powerful money flows from both overseas and domestic sources.

      The result of this strong performance is that valuations have become stretched compared with recent history and many individual stocks have done so well that a correction should be expected. The potential major problem facing investors in Europe continues to revolve around the European Monetary Union
(EMU). The question of which countries will participate at the outset remains unresolved, yet the market is currently discounting that Spain and Italy will be members from January 1, 1999. However, in our opinion, a potentially larger issue appears to be the inherent difference in attitude towards monetary matters between the two major participants, namely France and Germany. It appears that the French would prefer greater political control over the European central bank and more participants in EMU in order to dilute German influence. This is particularly so since the Socialists have taken control of the French government. On the other hand, the German public, even if not industrialists who are enjoying the competitive advantage that a slightly weaker deutschemark provides, wants a strong Euro. Those differences may prove to be illusory but the market has a nasty way of testing currency arrangements which are not soundly based.

      Southeast Asia experienced considerable currency difficulties in recent months. Fast growing economies tend to run current account deficits which need to be financed from overseas. This is healthy so long as foreign investors have confidence in the country's economic management. Thailand has been running a very large current account deficit and after trying to hold her currency steady was forced to devalue. Nervousness spread to other Southeast Asian countries and the Philippines was also forced to devalue. This led to stock market weakness but longer term a more flexible currency policy should be positive for these economies and equity markets. The Gabelli International Growth Fund did not have any investments in Thailand, which fell by 25% in the second quarter, but as the excesses are purged investment opportunities will arise.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

NOVARTIS AG (NOVZN.S - $1597.54 - ZURICH STOCK EXCHANGE) was created by the merger of two of Europe's largest pharmaceutical companies, namely Ciba Geigy and Sandoz, both of which were headquartered in Basel, Switzerland. Apart from pharmaceuticals, the merged company has a strong position in agribusiness and nutrition. Ciba specialty chemicals, with sales of about $5 billion, was recently spun off to shareholders as the new company concentrates on its core divisions. Novartis has a number of new drugs in development that have excellent sales potential and we believe management will reduce costs following the merger. We expect at least 15% annual earnings growth for the next few years.

HELLENIC TELECOMMUNICATIONS ORGANIZATION S.A. (OTE) (OTER.AT - $23.48 - ATHENS STOCK EXCHANGE) is a full service telecommunications provider offering public telephony services on an exclusive basis throughout Greece. OTE also provides other services including data transmission, paging and leased lines. Although Greece has a high rate of line penetration relative to per capita income, the company plans to maintain its position as the dominant provider of telecommunications services in Greece by continuing to invest in the expansion and digitalization of its network. Greece has an E.E.C. dispensation from introducing competition in voice telephony until 2003. OTE will enter other businesses such as mobile telephony this year and cable television in 1998. The company has also formed joint ventures with telecom companies in neighboring countries with whom Greece has long standing trading relationships.

KSB AG (KSBGPF.F - $247.56 - FRANKFURT STOCK EXCHANGE) is one of the world's leading pump and valve manufacturers and has been showing losses over the past two years. This resulted in a thorough review of the company's operations. Like much of the German manufacturing industry, KSB had become uncompetitive on a global basis. New management moved to cut costs, close surplus manufacturing plants in Europe and open facilities in lower cost countries such as India. Management's recent moves and the weakening of the deutschemark should result in a dramatic recovery in profitability.

SCHIBSTED A/A (SCHX.OL - $19.66 - OSLO STOCK EXCHANGE) is involved in all aspects of the media business in Norway and is now expanding into the rest of Scandinavia. The company is organized into three business groups: Print Media, TV/Film and Multimedia. During recent years, cash flows from the original newspaper businesses have been reinvested in television programming and multimedia activities. We believe that these new activities will prove successful.

SKANDIA FORSAKRINGS AB (SDIA.ST - $36.91 - STOCKHOLM STOCK EXCHANGE) is an insurance company with its headquarters in Sweden. The most exciting aspect of Skandia's operations is its unit linked savings business, commonly known in the U.S. as variable annuities. Skandia has established leading market positions in both the U.S. and U.K. as well as Scandinavia. Their variable annuity business, known as AFS, has grown quickly and benefits from world-wide trends towards self administrated savings plans. We believe that this rapid growth will continue and that the market has not yet fully recognized the value of this business. If this persists, we expect management to seek a separate listing for AFS.

PHOENIX AG (PHRG.F - $18.11 - FRANKFURT STOCK EXCHANGE) is a mid-sized industrial products company based in Hamburg, Germany. The company manufactures rubber and rubber-metal bonded products mainly for the automotive, mining and construction industries. Management is in the midst of a restructuring program aimed at focusing the company on its core activities. These core activities, which have been identified by management, currently account for about 60% of sales. Other segments that are not self financing and have operating margins of less than 6% will be sold. This program is likely to improve profitability in the medium term.

SAFRA REPUBLIC HOLDINGS SA (SASR.LU - $114.00 - LUXEMBOURG STOCK EXCHANGE), incorporated in Luxembourg, is the holding company for six European banking subsidiaries principally engaged in international private banking. The bank is 40% owned by Republic New York Corporation. Safra's strategy is to grow its share of the world private banking market, backed by a very strong balance sheet. At the end of December 1996, the bank had total assets of $17.2 billion and shareholder's equity of $11.6 billion. Assets under management amounted to $22.6 billion at the end of 1996 and we expect the bank to rapidly grow its asset management business both organically and through acquisitions.

SWEDISH MATCH AB (SWMA.ST - $3.37 - STOCKHOLM STOCK EXCHANGE) is primarily a tobacco company. The company is very diversified in terms of products and markets, yet 70% of its sales are from products which have a leading market share. Tobacco accounts for 65% of sales and includes cigarettes, chewing tobacco, snuff and cigars. The remaining sales are accounted for by matches and lighters. The company was a wholly-owned subsidiary of Volvo until May 1996 and is now traded on the Stockholm Stock Exchange. Swedish Match is extremely profitable, with an operating margin of 23% and a return on equity of 60%. We believe the company will use its free cash flow to pay down debt and improve operating efficiencies.

VOLKSWAGEN AG (VOWGPF.BE - $558.74 - BERLIN STOCK EXCHANGE) is the world's fourth largest automobile company and Europe's largest, with a ten percent market share of the global car market. The company has a market leadership position in Europe, South America, China and South Africa. Its brand names include VW, Audi, Seat and Skoda. VW is one of Europe's best known restructuring stories, cutting costs at the same time as launching new models and gaining market share. The company is now in the process of reducing its production platforms from 16 to 4 which should enable VW to achieve its ambitious profitability targets.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.Z - $1444.22 - ZURICH STOCK EXCHANGE) is a Swiss-based holding company which exercises financial and operational control over companies operating primarily in the fields of tobacco and luxury goods.

Richemont's  interests  in  the  tobacco  industry  are  held  through  Rothmans
International and three of the Group's trademarks: Rothmans, Dunhill and Peter Stuyvesant are among the top fifteen international cigarette brands in the world. Through its majority stake in Vendome Luxury Group, Richemont controls a portfolio of leading luxury goods brands including Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. Recently, the company sold its pay TV company, Nethold, to CANAL + for a 15% stake in CANAL +. We believe this was an excellent transaction and shows management's ability to create value.

MINIMUM INITIAL  INVESTMENT - $1,000

The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli
International Growth Fund and other Gabelli funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN  CONCLUSION

The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GIGRX. Please call us during the business day for further information. As always, we thank you for your confidence in our investment abilities and will work hard to preserve and enhance the assets you have entrusted to us.

                                        Sincerely,

                                        /S/ CAESAR BRYAN
                                        ----------------
                                        CAESAR BRYAN
                                        President and Portfolio Manager
August 1, 1997


--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                  JUNE 30, 1997
                                  -------------

Novartis AG                                 Phoenix AG
Hellenic Telecommunications                 Safra  Republic Holdings SA
    Organization S.A. (OTE)                 Swedish Match AB
KSB AG                                      Volkswagen AG
Schibsted A/A                               Compagnie Financiere  Richemont AG
Skandia Forsakrings AB
--------------------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1997 (UNAUDITED)
================================================================================

                                                   Market
  Shares                                           Value
  ------                                           -----

            COMMON STOCKS - 94.65%
           AUTOMOTIVE - 0.97%
    7,000  Toyota Motor Corporation...........   $ 206,493
                                                 ---------

           AUTOMOTIVE: PARTS AND SERVICES - 2.39%
   20,000  Oriental Holdings Berhad...........     150,495
   20,000  Phoenix AG.........................     362,178
                                                 ---------
                                                   512,673
                                                 ---------

           BROADCASTING - 2.10%
      800  NRJ SA.............................     108,862
      700  Pathe SA...........................     138,833
   35,000  Publishing and Broadcasting Ltd....     201,356
                                                 ---------
                                                   449,051
                                                 ---------
           BUILDING AND CONSTRUCTION - 0.83%
   17,000  CRH plc............................     177,507
                                                 ---------
           CONGLOMERATES - 4.12%
   33,000  Cheung Kong (Holdings) Limited.....     325,867
    2,750  Oerlikon-Buehrle Holding AG........     321,869
   26,000  Swire Pacific Limited..............     234,091
                                                 ---------
                                                   881,827
                                                 ---------
           CONSUMER PRODUCTS - 8.72%
    2,000  Christian Dior SA..................     329,988
      230  Compagnie Financiere Richemont AG..     332,170
   20,000  Lavipharm SA.......................     182,037
    2,500  Nintendo Co., Ltd..................     209,461
   25,000  PT Hm Sampoerna....................      95,371
    2,500  Salomon SA.........................     190,551
    2,200  Sony Corporation...................     191,814
  100,000  Swedish Match AB...................     336,699
                                                 ---------
                                                 1,868,091
                                                 ---------
           DIVERSIFIED INDUSTRIAL - 7.70%
   26,300  Antofagasta Holdings plc...........     200,654
   12,000  Doncasters plc ADR+................     277,500
    6,800  Invik & Company AB, B Free.........     300,285
    1,600  KSB AG.............................     396,103
   20,000  Mitsubishi Heavy Industries Ltd....     153,430
      375  Sulzer AG..........................     320,842
                                                 ---------
                                                 1,648,814
                                                 ---------
           ELECTRONICS - 2.02%
   20,000  Hitachi, Ltd.......................     223,424
   15,000  NEC Corp...........................     209,461
                                                 ---------
                                                   432,885
                                                 ---------
           ENERGY - 3.49%
   20,000  British Petroleum Company plc......     248,435
  115,000  Hong Kong and China Gas Company Ltd.    230,089
   23,000  Van Der Horst Ltd..................      42,301
    4,000  Veba AG............................     225,788
                                                 ---------
                                                   746,613
                                                 ---------
           ENTERTAINMENT - 0.86%
   14,000  Grenada Group plc..................     184,038
                                                 ---------

           FINANCIAL SERVICES - 2.53%
  180,000  Holding di Partecipazioni
             Industriali SpA+ ................      86,595
    1,900  ORIX Corp..........................     140,784
    5,000  Reuters Holdings plc ADR...........     315,000
                                                 ---------
                                                   542,379
                                                 ---------
           FINANCIAL SERVICES: BANKS - 13.06%
  130,000  Banca Commerciale Italiana.........     269,652
    4,000  Banco Pastor SA....................     301,262
  393,000  Bank Negara Indonesia..............     250,545
   30,000  Bank of Ireland....................     317,649
   40,000  Bank of Scotland...................     255,590
    8,000  Bayerische Vereinsbank AG..........     327,336
   10,000  Dundee Bancorp, Inc., Cl. A+.......     231,716
   10,176  HSBC Holdings plc..................     306,050
    3,000  Safra Republic Holdings SA.........     342,001
   18,000  Skandinaviska Enskilda Banken......     194,639
                                                 ---------
                                                 2,796,440
                                                 ---------
           FOOD AND BEVERAGE - 3.79%
  150,000  Foster's Brewing Group Limited+....     278,226
    3,500  Hartwall Oy AB.....................     202,376
    5,000  Nestle SA ADR......................     330,281
                                                 ---------
                                                   810,883
                                                 ---------
           HEALTH CARE - 8.83%
   17,000  Astra AB, Cl. A....................     317,016
   15,000  Bure Investment Aktiebolaget.......     189,394
   15,000  Glaxo Wellcome plc.................     309,504
      450  Novartis AG........................     718,892
    1,000  Rhone-Poulenc Rorer................      90,875
    8,000  Zeneca Group plc...................     264,376
                                                 ---------
                                                 1,890,057
                                                 ---------
           HOTELS/GAMING - 0.10%
     3000  Pandox Hotellfastigheter+..........      20,202
                                                 ---------
           INSURANCE - 5.18%
   25,670  Commercial Union plc...............     269,744
    2,800  Mapfre Corp........................     148,948
    8,000  SCOR SA............................     321,960
   10,000  Skandia Forsakrings AB.............     369,075
                                                 ---------
                                                 1,109,727
                                                 ---------
           METALS AND MINING - 1.49%
  167,500  Glencar Explorations plc+..........     115,286
    5,000  Golden Star Resources Ltd.+........      41,184
   15,000  IAM Gold+..........................      58,653
   14,040  Randgold and Exploration Company Ltd.    61,918
    2,000  Stillwater Mining Ltd.+............      42,875
                                                 ---------
                                                   319,916
                                                 ---------
           PUBLISHING - 7.92%
   25,000  Arnoldo Mondadori Editore SpA......     144,667
    7,000  Grupo Anaya SA.....................     136,789
   35,000  Independent Newspapers.............     194,698
   31,574  Independent Newspapers Ltd.........     184,287
   50,037  News Corporation Limited...........     239,573
   20,000  Pearson plc........................     231,462
   20,000  Schibsted SA.......................     393,282
   40,000  Star Publication Malaysia..........     171,089
                                                 ---------
                                                 1,695,847
                                                 ---------
           REAL ESTATE - 3.35%
  155,000  Lai Sun Development Co.............     174,067
   12,000  Mitsubishi Estate Company, Limited.     173,852

 The accompanying notes are an integral part of the financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1997 (UNAUDITED)
================================================================================

 Principal
  Amount
 or Shares                                         Value
 ---------                                         -----
           COMMON STOCKS  (CONTINUED)

           REAL ESTATE (CONTINUED)
   30,000  NK Cityfastigheter AB+.............   $ 213,676
   13,000  Sun Hung Kai Properties Ltd........     156,480
                                               -----------
                                                   718,075
                                               -----------
           RETAIL - 1.58%
   65,000  Ramayana Lestari Raljorg...........     187,143
    1,000  Selecta Group+.....................     151,951
                                               -----------
                                                   339,094
                                               -----------
           SHIPBUILDING - 0.61%
   60,000  Mitsui Engineering &
             Shipbuilding Co., Ltd. ..........     130,913
                                               -----------
           SPECIALTY CHEMICALS - 1.51%
      500  Clariant AG........................     323,409
                                               -----------
           TELECOMMUNICATIONS - 6.16%
   82,000  CPT Telefonica del Peru, Cl. B.....     215,675
       20  DDI Corp...........................     147,616
   24,930  Hellenic Telecommunications
             Organization SA (OTE)............     585,425
       30  Nippon Telegraph and Telephone
             Corp.............................     288,008
    1,000  Telecel-Comunicacaoes Pessoais SA+.      82,955
                                               -----------
                                                 1,319,679
                                               -----------
           TEXTILE - 1.79%
    8,000  Kyokuichi Corporation..............      78,897
   50,000  Simint SpA.........................     304,950
                                               -----------
                                                   383,847
                                               -----------
           TRANSPORTATION - 1.12%
   15,300  MIF Limited+.......................     240,270
                                               -----------
           WIRELESS COMMUNICATIONS - 2.43%
   90,000  Telecom Italia Mobile SpA..........     295,139
    4,650  Vodafone Group plc ADR.............     225,234
                                               -----------
                                                   520,373
                                               -----------
           TOTAL COMMON STOCKS ...............  20,269,103
                                               -----------

           CONVERTIBLE CORPORATE BONDS - 0.23%
           FINANCIAL SERVICES - 0.23%
  $50,000  Randgold Finance Sub. Deb. Cv.
             7.00%, 10/03/01 (a)..............      48,250
                                               -----------
           TOTAL CONVERTIBLE CORPORATE BONDS .      48,250
                                               -----------



                                                  Market
   Shares                                          Value
   ------                                          -----

           CONVERTIBLE PREFERRED STOCKS - 1.56%
           ENTERTAINMENT - 0.83%
   70,845  Village Roadshow Ltd...............   $ 178,947
                                               -----------
           HOTELS/GAMING - 0.73%
  100,000  Sydney Harbour Casino
             Holdings Limited+ ...............     156,832
                                               -----------
           TOTAL CONVERTIBLE PREFERRED STOCKS.     335,779
                                               -----------

           PREFERRED STOCKS - 1.57%
           AUTOMOTIVE - 1.57%
      600  Volkswagen AG Pfd..................     335,244
                                               -----------
           TOTAL PREFERRED STOCKS ............     335,244
                                               -----------

           OPTIONS - 0.09%
           METALS AND MINING - 0.09%
   16,000  Durban Roodepoort Deep, Ltd.+......      19,400
                                               -----------
           TOTAL OPTIONS .....................      19,400
                                               -----------
           WARRANTS - 0.01%
           REAL ESTATE - 0.01%
   31,109  Lai Sun Development Co.+...........       2,610
                                               -----------
           TELECOMMUNICATIONS - 0.00%
    4,930  Hellenic Telecommunications
             Organization S.A. (OTE) Rights+..         606
                                               -----------

           TOTAL WARRANTS ....................       3,216
                                               -----------
           TOTAL INVESTMENTS - 98.11% ........  21,010,992
             (Cost $18,101,451)
           CASH AND OTHER ASSETS IN
             EXCESS OF LIABILITIES - 1.89% ...     404,468
                                               -----------
           NET ASSETS - 100.00%
             (1,460,201 shares outstanding) .. $21,415,460
                                               ===========
           NET ASSET VALUE AND
             REDEMPTION PRICE PER SHARE  .....      $14.67
                                                    ======

  (a)-- Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, Rule 144A securities amounted to $48,250 or 0.2% of net assets.
   + --  Non-income producing security
 ADR --  American Depositary Receipt

For Federal income tax purposes:
  Aggregate cost ...........................   $18,101,451
                                                ==========
  Gross unrealized appreciation ............    $3,449,971
  Gross unrealized depreciation ............       540,430
                                                 ---------
  Net unrealized appreciation ..............    $2,909,541
                                                 =========

    The accompanying notes are an integral part of the financial statements.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
================================================================================

ASSETS:
  Investments in securities, at value
    (Cost $18,101,451) ................    $21,010,992
  Cash ................................        506,173
  Receivable for investments sold .....        345,222
  Receivable for Fund shares sold .....        208,683
  Dividends and interest receivable ...         75,964
  Deferred organizational expenses ....         58,848
                                           -----------
    TOTAL ASSETS ......................     22,205,882
                                           -----------
LIABILITIES:
  Payable to Advisor ..................         82,694
  Payable for distribution fees .......         68,963
  Payable for investments purchased ...        457,268
  Payable for Fund shares redeemed ....        181,497
                                           -----------
    TOTAL LIABILITIES .................        790,422
                                           -----------
    NET ASSETS (applicable to 1,460,201
      shares outstanding) .............    $21,415,460
                                           ===========
    NET ASSET VALUE AND REDEMPTION
      PRICE PER SHARE .................    $     14.67
                                            ==========
NET ASSETS CONSIST OF:
  Capital Stock, at par value .........    $     1,460
  Additional paid-in capital ..........     18,226,719
  Accumulated net investment loss .....        (31,272)
  Accumulated net realized gains on
    investments and foreign currency
    transactions ......................        304,671
  Net unrealized appreciation
    on investments and assets
    and liabilities denominated
    in foreign currencies .............      2,913,882
                                           -----------
    NET ASSETS                             $21,415,460
                                           ===========

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
================================================================================

INCOME:
  Dividends (net of foreign taxes
    of $23,541) ...........................  $ 190,327
  Interest ................................     19,479
                                             ---------
     Total Income .........................    209,806
                                             ---------
EXPENSES:
  Investment advisory fees ................     87,864
  Transfer and shareholder servicing agent.     27,653
  Registration fees .......................     25,225
  Legal and audit fees ....................     23,387
  Distribution expenses ...................     21,959
  Custodian fees and expenses .............     20,362
  Printing and mailing ....................     17,491
  Amortization of organization expenses ...      9,741
  Directors' fees and expenses ............      4,000
  Miscellaneous ...........................      3,396
                                             ---------
    Total Expenses ........................    241,078
                                             ---------
NET INVESTMENT LOSS .......................    (31,272)
                                             ---------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:

  Net realized gain on investments ........    255,475
  Net realized loss on foreign currency
    transactions ..........................     (4,294)
                                             ---------
  Net realized gain .......................    251,181
  Net change in unrealized appreciation ...  1,469,505
                                             ---------
    Net gain on investments ...............  1,720,686
                                             ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS .............................. $1,689,414
                                             =========


STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                                     SIX MONTHS ENDED
                                                                       JUNE 30, 1997                  YEAR ENDED
                                                                        (UNAUDITED)                DECEMBER 31, 1996
                                                                     ----------------              ----------------
INCREASE (DECREASE) IN NET ASSETS:
  Net investment loss.............................................        ($31,272)                      ($78,570)
  Net realized gain on investments and
    foreign currency transactions.................................         251,181                         53,490
  Net change in unrealized appreciation ..........................       1,469,505                      1,335,173
                                                                        ----------                     ----------
    Net increase in net assets resulting from operations..........       1,689,414                      1,310,093
  Share transactions - net........................................       6,910,653                      9,409,143
                                                                        ----------                     ----------
    Net increase in net assets....................................       8,600,067                     10,719,236
NET ASSETS:
  Beginning of period.............................................      12,815,393                      2,096,157
                                                                        ----------                     ----------
  End of period...................................................     $21,415,460                    $12,815,393
                                                                        ==========                     ==========

    The accompanying notes are an integral part of the financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES. The primary investment objective of the Gabelli International Growth Fund, Inc. (the "Fund") is long-term capital appreciation. The Fund is a no-load, open-end, diversified management investment company incorporated in Maryland on May 25, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of their bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii)purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Advisor. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

At June 30, 1997, the Fund had short positions in the following forward foreign currency contracts:


                                                Settlement                           Unrealized
          Amount/Currency                          Date               Value          Gain/(Loss)
  -------------------------------           -------------------     ---------   --------------------
      323,269    Malaysian Ringgits              07/04/97           $128,027           ($15)
    2,250,000    Portugese Escudos               07/01/97             12,784             20
      522,900    Swedish Kronas                  07/02/97             67,716           (101)
                                                                    --------           ----
                                                                    $208,527           ($96)
                                                                    ========           ====


SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date, with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and accretion discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

2. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Advisor which provides that the Fund will pay the Advisor a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Advisor provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, currently believed to be 2.5% of the first $30 million of the Fund's average daily net assets (excluding taxes, interest, distribution expenses and extraordinary items). No such reimbursement was required during the six months ended June 30, 1997.

3. ORGANIZATION EXPENSES. The Organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

4. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect wholly-owned subsidiary of the Advisor, is authorized to conduct activities that are primarily intended to result in the sale and distribution of shares of the Fund. The Fund pays Gabelli & Company as distribution payments under this plan, an aggregate amount at a rate of 0.25 percent per year of the average daily net assets of the Fund. Such payments are accrued daily and paid monthly. For the six months ended June 30, 1997, the Fund incurred distribution costs of $21,959, or 0.25% of average net assets.

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
===============================================================================

5. PORTFOLIO OF SECURITIES. Purchases and sales of securities for the six months ended June 30, 1997, other than U.S. government obligations and short-term securities, aggregated $11,062,539 and $4,233,352, respectively.

6. CAPITAL STOCK TRANSACTIONS. Transactions in shares of common stock were as follows:


                                                           Six Months Ended                      Year Ended
                                                             June 30, 1997                    December 31, 1996
                                                       ------------------------           -------------------------
                                                        Shares          Amount             Shares          Amount
                                                       ---------      ----------          ---------      ----------
Shares sold...................................         1,162,375     $16,045,046          1,181,626      $14,647,029
Shares redeemed...............................          (657,303)     (9,134,393)          (417,324)      (5,237,886)
                                                        --------      ----------          ---------       ----------
Net increase..................................           505,072     $ 6,910,653            764,302      $ 9,409,143
                                                        ========      ==========          =========       ==========



FINANCIAL HIGHLIGHTS
===========================================================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                                     June 30, 1995
                                                    Six Months Ended                         (Commencement of Operations)
                                                      June 30, 1997          Year Ended                 through
                                                       (Unaudited)        December 31, 1996        December 31, 1995
                                                    -----------------     ----------------    ---------------------------
OPERATING PERFORMANCE:
  Net asset value, beginning of period..............       $13.42                $10.98                 $10.00
                                                           ------                ------                 ------
  Net investment loss...............................        (0.02)                (0.15)                 (0.03)
  Net realized and unrealized gain on investments...         1.27                  2.59                   1.01
                                                           ------                ------                 ------
  Total from investment operations..................         1.25                  2.44                   0.98
                                                           ------                ------                 ------
NET ASSET VALUE, END OF PERIOD .....................       $14.67                $13.42                 $10.98
                                                           ======                ======                 ======
    Total Return(a).................................         9.3%                 22.2%                   9.8%
RATIO OF AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..........      $21,415               $12,815                 $2,096
  Ratio of operating expenses to average
    net assets (c)..................................        2.74%(b)              2.72%                  2.75%(b)
  Ratio of net investment loss to average
    net assets (c)..................................      (0.35)%(b)            (1.21)%                (1.19)%(b)
  Portfolio turnover rate...........................          25%                   55%                    30%
  Average commission rate (d).......................      $0.0136               $0.0271                     --


(a)Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total return for the period of less than one year is not annualized.
(b)Annualized
(c)Before reimbursement, the ratios of expenses and net investment loss to average net assets would have been 3.62% and (2.12%) for 1996 (annualized) and 8.10% and (6.54%) for 1995 (annualized), respectively.
(d)For the fiscal years beginning on or after September 1, 1995, the SEC requires the Fund to disclose its average commission rate paid per share of security.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                             Karl Otto Pohl
CHAIRMAN AND                                      FORMER PRESIDENT
CHIEF INVESTMENT OFFICER                          DEUTSCHE BUNDESBANK
GABELLI FUNDS, INC.


Anthony J. Colavita                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   DIRECTOR OF SURGERY
ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL


Anthonie C. van Ekris
MANAGING DIRECTOR
BALMAC INTERNATIONAL, INC.


                         OFFICERS AND PORTFOLIO MANAGERS

Caesar Bryan                                      Bruce N. Alpert
PRESIDENT AND                                     VICE PRESIDENT
PORTFOLIO MANAGER                                 AND TREASURER

James E. McKee
SECRETARY



                                   DISTRIBUTOR
                             Gabelli & Company, Inc.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company


                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------



GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.




                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1997